UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2004

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of First Franklin Mortgage Loan Trust 2004-FFB, Home Equity Pass-Through Certificates, Series 2004-FFB)

              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact Name of registrant as specified in its charter)

         Delaware                      333-115435-02              13-3320910
(State or Other Jurisdication    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

11 Madison Avenue, New York, New York                               10010
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code, is: (212) 538-3000
                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

*

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004


                   First Franklin Mortgage Loan Trust 2004-FFB
             Home Equity Pass-Through Certificates, Series 2004-FFB
                           Statement to Certificate Holders
                                  August 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         100,000,000.00   100,000,000.00    1,792,218.55     347,208.33    2,139,426.88      0.00        0.00       98,207,781.45
A2         165,400,000.00   165,400,000.00    3,952,205.71     204,682.50    4,156,888.21      0.00        0.00      161,447,794.29
A3          30,000,000.00    30,000,000.00            0.00     106,600.00      106,600.00      0.00        0.00       30,000,000.00
A4          25,120,000.00    25,120,000.00            0.00     116,033.47      116,033.47      0.00        0.00       25,120,000.00
AR                 100.00           100.00          100.00           0.69          100.69      0.00        0.00                0.00
ARL                100.00           100.00          100.00           0.69          100.69      0.00        0.00                0.00
M1           6,900,000.00     6,900,000.00            0.00      30,929.25       30,929.25      0.00        0.00        6,900,000.00
M2          31,390,000.00    31,390,000.00            0.00     152,074.72      152,074.72      0.00        0.00       31,390,000.00
M3           8,150,000.00     8,150,000.00            0.00      39,484.20       39,484.20      0.00        0.00        8,150,000.00
M4          27,400,000.00    27,400,000.00            0.00     132,744.42      132,744.42      0.00        0.00       27,400,000.00
M5           7,740,000.00     7,740,000.00            0.00      37,497.88       37,497.88      0.00        0.00        7,740,000.00
B           16,311,323.00    16,311,323.00            0.00      79,023.25       79,023.25      0.00        0.00       16,311,323.00
P                  100.00           100.00            0.00     157,328.58      157,328.58      0.00        0.00              100.00
TOTALS     418,411,623.00   418,411,623.00    5,744,624.26   1,403,607.98    7,148,232.24      0.00        0.00      412,666,998.74

AIO1       100,000,000.00   100,000,000.00            0.00     137,260.34      137,260.34      0.00        0.00      98,207,781.45
AIO2       165,400,000.00   165,400,000.00            0.00     548,616.74      548,616.74      0.00        0.00     161,447,794.29
AIO3        30,000,000.00    30,000,000.00            0.00      38,740.60       38,740.60      0.00        0.00      30,000,000.00
AIO4        25,120,000.00    25,120,000.00            0.00       5,665.06        5,665.06      0.00        0.00      25,120,000.00
M1IO         6,900,000.00     6,900,000.00            0.00       2,499.09        2,499.09      0.00        0.00       6,900,000.00
X1         418,411,423.26   418,411,423.26            0.00     923,675.38      923,675.38      0.00        0.00     412,666,999.00
X2                   0.00             0.00            0.00           0.00            0.00      0.00        0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                        CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL            CLASS  PASS-THRU RATE
--------------------------------------------------------------------------------------------------          ----------------------
A1        22541SQV3    1,000.00000000     17.92218550        3.47208330        21.39426880      982.07781450     A1       4.166500 %
A2        22541STB4    1,000.00000000     23.89483501        1.23750000        25.13233501      976.10516499     A2       1.650000 %
A3        22541STC2    1,000.00000000      0.00000000        3.55333333         3.55333333    1,000.00000000     A3       4.264000 %
A4        22541STD0    1,000.00000000      0.00000000        4.61916680         4.61916680    1,000.00000000     A4       5.543000 %
AR        22541SQX9    1,000.00000000  1,000.00000000        6.90000000     1,006.90000000        0.00000000     AR       8.313624 %
ARL       22541SQY7    1,000.00000000  1,000.00000000        6.90000000     1,006.90000000        0.00000000     ARL      8.313624 %
M1        22541SQZ4    1,000.00000000      0.00000000        4.48250000         4.48250000    1,000.00000000     M1       5.379000 %
M2        22541SRA8    1,000.00000000      0.00000000        4.84468684         4.84468684    1,000.00000000     M2       5.813624 %
M3        22541SRB6    1,000.00000000      0.00000000        4.84468712         4.84468712    1,000.00000000     M3       5.813624 %
M4        22541SRC4    1,000.00000000      0.00000000        4.84468686         4.84468686    1,000.00000000     M4       5.813624 %
M5        22541SRD2    1,000.00000000      0.00000000        4.84468734         4.84468734    1,000.00000000     M5       5.813624 %
B         22541SRE0    1,000.00000000      0.00000000        4.84468672         4.84468672    1,000.00000000     B        5.813624 %
P         22541SRF7    1,000.00000000      0.00000000  1,573,285.800000   1,573,285.800000    1,000.00000000     P        5.813624 %
TOTALS                 1,000.00000000     13.72960010        3.35461040        17.08421049      986.27039990

AIO1      22541STE8    1,000.00000000      0.00000000        1.37260340         1.37260340      982.07781450     AIO1     1.647124 %
AIO2      22541STF5    1,000.00000000      0.00000000        3.31690895         3.31690895      976.10516499     AIO2     3.980291 %
AIO3      22541STG3    1,000.00000000      0.00000000        1.29135333         1.29135333    1,000.00000000     AIO3     1.549624 %
AIO4      22541STH1    1,000.00000000      0.00000000        0.22551990         0.22551990    1,000.00000000     AIO4     0.270624 %
M1IO      22541STJ7    1,000.00000000      0.00000000        0.36218696         0.36218696    1,000.00000000     M1IO     0.434624 %
X1        22541SRG5    1,000.00000000      0.00000000        2.20757687         2.20757687      986.27087135     X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com

Sec. 4.06(a)(i)            Principal Remittance Amount                                                           5,744,624.26

                           Scheduled Principal Payments                                                            229,545.82

                           Principal Prepayments                                                                 5,503,961.91

                           Curtailments                                                                             11,642.06

                           Curtailment Interest Adjustments                                                           -525.53

                           Repurchase Principal                                                                          0.00

                           Substitution Amounts                                                                          0.00

                           Net Liquidation Proceeds                                                                      0.00

                           Insurance Proceeds                                                                            0.00

                           Other Principal Adjustments                                                                   0.00

                           Gross Interest                                                                        3,372,785.76

                           Recoveries From Prior Loss Determinations                                                     0.00

                           Reimbursements of Non-Recoverable Advances Previously Made                                    0.00

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                  0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected (Total)               76

                           Balance of Loans with Respect to which Prepayment Penalties were Collected            4,308,993.20

                           Amount of Prepayment Penalties Collected                                                157,328.10

                           Beginning Number of Loans Outstanding                                                        8,702

                           Beginning Aggregate Loan Balance                                                    418,411,623.26

                           Ending Number of Loans Outstanding                                                           8,605

                           Ending Aggregate Loan Balance                                                       412,666,999.00

                           Senior Enhancement Percentage                                                              23.72 %

                           Servicing Fees (including Credit Risk Manager Fees and Mortgage Pool Insurance Premiums)    466,561.92

                           Trustee Fees                                                                              3,486.76

                           Current Advances                                                                      2,680,068.17

                           Outstanding Advances                                                                  2,680,068.17

                           Delinquent Mortgage Loans
                                                   Group 1
                                                                                            Principal
                                                  Category              Number               Balance               Percentage
                                                  1 Month                         3               71,323.22                  0.02 %
                                                  2 Month                         0                    0.00                  0.00 %
                                                  3 Month                         0                    0.00                  0.00 %
                                                   Total                          3               71,323.22                  0.02 %
                                                   Group Totals
                                                                                            Principal
                                                  Category              Number               Balance               Percentage
                                                  1 Month                         3               71,323.22                  0.02 %
                                                  2 Month                         0                    0.00                  0.00 %
                                                  3 Month                         0                    0.00                  0.00 %
                                                   Total                          3               71,323.22                  0.02 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             5              194,417.15                 0.05 %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             5              194,417.15                 0.05 %
                                                  * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00           0.00%
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00           0.00%

                           REO Properties
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00           0.00%
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00           0.00%

                           Current Realized Losses                                                                           0.00

                           Cumulative Realized Losses - Reduced by Recoveries                                                0.00

                           Weighted Average Term to Maturity                                                                  227

                           Trigger Event Occurrence (Effective August 2007)                                                    NO
                           (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr.Enhancement%?)
                           Rolling Three Month Delinquency Rate                                                        0.000000 %
                           Sr.Enhancement Percentage x 16.5%                                                           3.914068 %

                                                  OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit?)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                  0.000000 %
                           Cumulative Loss Limit                                                                       3.500000 %

O/C Reporting              Targeted Overcollateralization Amount                                                    12,552,348.70
                           Ending Overcollateralization Amount                                                               0.26
                           Ending Overcollateralization Deficiency                                                  12,552,348.44
                           Overcollateralization Release Amount                                                              0.00
                           Monthly Excess Interest                                                                     923,675.38
                           Payment to Class X-1                                                                        923,675.38
